Settle     6/21/2005


                                                        A1               A2              A3               AB
                                     Deal            TRANCHES         TRANCHES        TRANCHES         TRANCHES
   Date      Start      End         PACIO_B           PACIO_B         PACIO_B          PACIO_B          PACIO_B

 06/11/05      1        12     1,721,955,000.00    91,904,000.00   46,500,000.00    63,000,000.00   128,000,000.00
 06/11/06     13        24     1,641,786,000.00    14,806,000.00   46,500,000.00    63,000,000.00   128,000,000.00
 06/11/07     25        36     1,523,708,000.00        0.00             0.00        40,877,000.00   128,000,000.00
 06/11/08     37        48     1,411,005,000.00        0.00             0.00            0.00         88,405,000.00
 06/11/09     49        60     1,279,850,000.00        0.00             0.00            0.00             0.00
 06/11/10     61        72     1,178,545,000.00        0.00             0.00            0.00             0.00
 06/11/11     73        84     1,047,904,000.00        0.00             0.00            0.00             0.00
 06/11/12     85        96      964,505,000.00         0.00             0.00            0.00             0.00

                         A4                  AJ                   B                    C                   D                 E
                      TRANCHES            TRANCHES             TRANCHES            TRANCHES            TRANCHES          TRANCHES
   Date                PACIO_B             PACIO_B             PACIO_B              PACIO_B             PACIO_B           PACIO_B

 06/11/05         1,070,394,000.00     150,046,000.00       37,511,000.00        17,653,000.00       26,478,000.00     17,653,000.00
 06/11/06         1,070,394,000.00     150,046,000.00       37,511,000.00        17,653,000.00       26,478,000.00     17,653,000.00
 06/11/07         1,070,394,000.00     150,046,000.00       37,511,000.00        17,653,000.00       26,478,000.00     17,653,000.00
 06/11/08         1,070,394,000.00     150,046,000.00       37,511,000.00        17,653,000.00       26,478,000.00     17,653,000.00
 06/11/09         1,057,480,000.00     150,046,000.00       37,511,000.00        17,653,000.00       17,160,000.00         0.00
 06/11/10          983,281,000.00      150,046,000.00       37,511,000.00        7,707,000.00            0.00              0.00
 06/11/11          877,594,000.00      150,046,000.00       20,264,000.00            0.00                0.00              0.00
 06/11/12          816,465,000.00      148,040,000.00            0.00                0.00                0.00              0.00

                         F                    G                    H                  J                   K                  L
                     TRANCHES              TRANCHES            TRANCHES            TRANCHES           TRANCHES            TRANCHES
   Date               PACIO_B              PACIO_B              PACIO_B            PACIO_B             PACIO_B            PACIO_B

 06/11/05          19,859,000.00        15,446,000.00        17,652,000.00       8,826,000.00       4,413,000.00        6,620,000.00
 06/11/06          19,859,000.00        15,446,000.00        17,652,000.00       8,826,000.00       4,413,000.00        3,549,000.00
 06/11/07          19,859,000.00        15,237,000.00            0.00                0.00               0.00                0.00
 06/11/08          2,865,000.00              0.00                0.00                0.00               0.00                0.00
 06/11/09              0.00                  0.00                0.00                0.00               0.00                0.00
 06/11/10              0.00                  0.00                0.00                0.00               0.00                0.00
 06/11/11              0.00                  0.00                0.00                0.00               0.00                0.00
 06/11/12              0.00                  0.00                0.00                0.00               0.00                0.00


 * Note: PAC Reference Rate shown accounts for a 3bp cushion)



              Date      Reference Rate     WAC of Pool
                         of PAC IO *
     0      06/11/05      0.00000            0.00000
     1      07/11/05      5.42432            5.45432
     2      08/11/05      5.59913            5.62913
     3      09/11/05      5.59915            5.62915
     4      10/11/05      5.42437            5.45437
     5      11/11/05      5.59918            5.62918
     6      12/11/05      5.4244             5.45440
     7      01/11/06      5.42442            5.45442
     8      02/11/06      5.42444            5.45444
     9      03/11/06      5.42476            5.45476
    10      04/11/06      5.59928            5.62928
    11      05/11/06      5.42449            5.45449
    12      06/11/06      5.59932            5.62932
    13      07/11/06      5.42453            5.45453
    14      08/11/06      5.59936            5.62936
    15      09/11/06      5.59939            5.62939
    16      10/11/06      5.42459            5.45459
    17      11/11/06      5.59943            5.62943
    18      12/11/06      5.42462            5.45462
    19      01/11/07      5.42463            5.45463
    20      02/11/07      5.42465            5.45465
    21      03/11/07      5.42502            5.45502
    22      04/11/07      5.59951            5.62951
    23      05/11/07      5.4247             5.45470
    24      06/11/07      5.59955            5.62955
    25      07/11/07      5.42474            5.45474
    26      08/11/07      5.59956            5.62956
    27      09/11/07      5.59956            5.62956
    28      10/11/07      5.42472            5.45472
    29      11/11/07      5.59955            5.62955
    30      12/11/07      5.42471            5.45471
    31      01/11/08      5.59953            5.62953
    32      02/11/08      5.42469            5.45469
    33      03/11/08      5.42487            5.45487
    34      04/11/08      5.59949            5.62949
    35      05/11/08      5.42467            5.45467
    36      06/11/08      5.5995             5.62950
    37      07/11/08      5.42469            5.45469
    38      08/11/08      5.59952            5.62952
    39      09/11/08      5.59954            5.62954
    40      10/11/08      5.42472            5.45472
    41      11/11/08      5.59956            5.62956
    42      12/11/08      5.42474            5.45474
    43      01/11/09      5.42475            5.45475
    44      02/11/09      5.42476            5.45476
    45      03/11/09      5.42539            5.45539
    46      04/11/09      5.59961            5.62961
    47      05/11/09      5.42478            5.45478
    48      06/11/09      5.59963            5.62963
    49      07/11/09      5.4248             5.45480
    50      08/11/09      5.59965            5.62965
    51      09/11/09      5.59967            5.62967
    52      10/11/09      5.42483            5.45483
    53      11/11/09      5.59969            5.62969
    54      12/11/09      5.42485            5.45485
    55      01/11/10      5.42486            5.45486
    56      02/11/10      5.42487            5.45487
    57      03/11/10      5.42984            5.45984
    58      04/11/10      5.60213            5.63213
    59      05/11/10      5.42787            5.45787
    60      06/11/10      5.60623            5.63828
    61      07/11/10      5.43045            5.46045
    62      08/11/10      5.60628            5.63628
    63      09/11/10      5.60632            5.63632
    64      10/11/10      5.43054            5.46054
    65      11/11/10      5.60638            5.63638
    66      12/11/10      5.43214            5.46214
    67      01/11/11      5.43216            5.46216
    68      02/11/11      5.43218            5.46218
    69      03/11/11      5.43296            5.46296
    70      04/11/11      5.60808            5.63808
    71      05/11/11      5.43224            5.46224
    72      06/11/11      5.60813            5.63813
    73      07/11/11      5.43229            5.46229
    74      08/11/11      5.60818            5.63818
    75      09/11/11      5.60821            5.63821
    76      10/11/11      5.43235            5.46235
    77      11/11/11      5.60826            5.63826
    78      12/11/11      5.4324             5.46240
    79      01/11/12      5.60831            5.63831
    80      02/11/12      5.43244            5.46244
    81      03/11/12      5.43274            5.46274
    82      04/11/12      5.60948            5.64066
    83      05/11/12      5.43375            5.46375
    84      06/11/12      5.61194            5.64194
    85      07/11/12      5.43642            5.46642
    86      08/11/12      5.61589            5.64589
    87      09/11/12      5.61592            5.64592
    88      10/11/12      5.43649            5.46649
    89      11/11/12      5.61597            5.64597
    90      12/11/12      5.43653            5.46653
    91      01/11/13      5.43656            5.46656
    92      02/11/13      5.43658            5.46658
    93      03/11/13      5.4375             5.46750
    94      04/11/13      5.61609            5.64609
    95      05/11/13      5.43664            5.46664
    96      06/11/13      5.61614            5.64614
    97      07/11/13      5.43669            5.46669
    98      08/11/13      5.61619            5.64619
    99      09/11/13      5.61622            5.64622
    100     10/11/13      5.43676            5.46676
    101     11/11/13      5.61627            5.64627
    102     12/11/13      5.4368             5.46680
    103     01/11/14      5.43596            5.46596
    104     02/11/14      5.43599            5.46599
    105     03/11/14      5.43699            5.46699
    106     04/11/14      5.6155             5.64550
    107     05/11/14      5.43605            5.46605
    108     06/11/14      5.61667            5.64678
    109     07/11/14      5.43719            5.46719
    110     08/11/14      5.61226            5.64673
    111     09/11/14      5.61322            5.64676
    112     10/11/14      5.42154            5.46376
    113     11/11/14      5.59451            5.63864
    114     12/11/14      5.41794            5.45946
    115     01/11/15      5.41908            5.45162
    116     02/11/15      5.41382            5.44382
    117     03/11/15      5.45914            5.48914
    118     04/11/15      5.52842            5.64536
    119     05/11/15      5.37825            5.48946
    120     06/11/15      5.72614            5.75614
    121     07/11/15         0               5.87951
    122     08/11/15                         6.05890
    123     09/11/15                         6.05924
    124     10/11/15                         5.88029
    125     11/11/15                         6.05993
    126     12/11/15                         5.88083
    127     01/11/16                         6.06063
    128     02/11/16                         5.88138
    129     03/11/16                         5.88215
    130     04/11/16                         6.06171
    131     05/11/16                         5.88222
    132     06/11/16                         6.06245
    133     07/11/16                         5.88280
    134     08/11/16                         6.06321
    135     09/11/16                         6.06360
    136     10/11/16                         5.88369
    137     11/11/16                         6.06438
    138     12/11/16                         5.88430
    139     01/11/17                         5.88462
    140     02/11/17                         5.88493
    141     03/11/17                         5.88688
    142     04/11/17                         6.06642
    143     05/11/17                         5.91060
    144     06/11/17                         6.08959
    145     07/11/17                         5.91151
    146     08/11/17                         6.09075
    147     09/11/17                         6.09134
    148     10/11/17                         5.91292
    149     11/11/17                         6.09255
    150     12/11/17                         5.91389
    151     01/11/18                         5.91438
    152     02/11/18                         5.91489
    153     03/11/18                         5.91735
    154     04/11/18                         6.09569
    155     05/11/18                         5.91643
    156     06/11/18                         6.09701
    157     07/11/18                         5.91750
    158     08/11/18                         6.09837
    159     09/11/18                         6.09907
    160     10/11/18                         5.91916
    161     11/11/18                         6.10048
    162     12/11/18                         5.92030
    163     01/11/19                         5.92088
    164     02/11/19                         5.92147
    165     03/11/19                         5.92427
    166     04/11/19                         6.10420
    167     05/11/19                         5.92331
    168     06/11/19                         6.10577
    169     07/11/19                         5.92457
    170     08/11/19                         6.10739
    171     09/11/19                         6.10821
    172     10/11/19                         5.92654
    173     11/11/19                         6.10991
    174     12/11/19                         5.92790
    175     01/11/20                         6.11165
    176     02/11/20                         5.92931
    177     03/11/20                         5.93086
    178     04/11/20                         6.05335
    179     05/11/20                         5.87774
    180     06/11/20                         6.02805
    181     07/11/20                         6.02805
    182     08/11/20                         6.02805
    183     09/11/20                         6.02805
    184     10/11/20                         6.02805
    185     11/11/20                         6.02805
    186     12/11/20                         6.02805
    187     01/11/21                         6.02805
    188     02/11/21                         6.02805
    189     03/11/21                         6.02805
    190     04/11/21                         6.02805
    191     05/11/21                         6.02805
    192     06/11/21                         6.02805
    193     07/11/21                         6.02805
    194     08/11/21                         6.02805
    195     09/11/21                         6.02805
    196     10/11/21                         6.02805
    197     11/11/21                         6.02805
    198     12/11/21                         6.02805
    199     01/11/22                         6.02805
    200     02/11/22                         6.02805
    201     03/11/22                         6.02805
    202     04/11/22                         6.02805
    203     05/11/22                         6.02805
    204     06/11/22                         6.02805
    205     07/11/22                         6.02805
    206     08/11/22                         6.02805
    207     09/11/22                         6.02805
    208     10/11/22                         6.02805
    209     11/11/22                         6.02805
    210     12/11/22                         6.02805
    211     01/11/23                         6.02805
    212     02/11/23                         6.02805
    213     03/11/23                         6.02805
    214     04/11/23                         6.02805
    215     05/11/23                         6.02805
    216     06/11/23                         6.02805
    217     07/11/23                         6.02805
    218     08/11/23                         6.02805
    219     09/11/23                         6.02805
    220     10/11/23                         6.02805
    221     11/11/23                         6.02805
    222     12/11/23                         6.02805
    223     01/11/24                         6.02805
    224     02/11/24                         6.02805
    225     03/11/24                         6.02805
    226     04/11/24                         6.02805
    227     05/11/24                         6.02805
    228     06/11/24                         0.00000


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